SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

DIVIDEND CAPITAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Purchase of the Technicolor II, Shelby 4, Shelby 5, Shelby 18, Shelby 19, Eastpark I and Eastpark II distribution facilities (collectively, “Memphis I”)

On December 29, 2004, we filed a Form 8-K with regard to our entry into a purchase agreement dated December 23, 2004 (the “Agreement”) to acquire seven bulk distribution and warehouse facilities comprising approximately 3.6 million square feet located in Memphis, Tennessee.

On February 4, 2005, we filed a Form 8-K with regard to the acquisition pursuant to the Agreement of the Technicolor II distribution facility (“Technicolor”). We have since filed five amendments to the aforementioned Form 8-K with regard to additional acquisitions made pursuant to the Agreement including the Shelby 4, Shelby 5, Shelby 18 and Shelby 19 distribution facilities, as well as the Eastpark I and Eastpark II distribution facilities (collectively, “Eastpark”).  These acquisitions are described more fully in our Form 8-K/As that we filed on February 23, March 10, March 22, April 11 and May 17, 2005.

In our Form 8-K  that we filed on February 4, 2005, with regard to the acquisition of Technicolor, we indicated that we would provide the requisite financial information relating to this acquisition, and subsequent related acquisitions, by an amendment to our Form 8-K within 75 days of the date of acquisition.  Subsequent to that date, we determined that in relation to our audited consolidated balance sheet for the year ended December 31, 2004 (see our Annual Report on Form 10-K filed on March 16, 2005), the combined net book value of Technicolor, Shelby 4, Shelby 5 and Shelby 19, did not constitute a “significant amount of assets” as such term is defined pursuant to Form 8-K.  For that reason, in the aforementioned Form 8-K/A that we filed on March 22, 2005, we specified that the requisite financial information was not required until such time as the acquisition of additional related facilities constituted a “significant amount of assets.”

As a result of the acquisition of Eastpark, we determined that the combined net book value of Eastpark, together with the net book value of Technicolor, Shelby 4, Shelby 5 and Shelby 19 constituted a “significant amount of assets” as defined.  As such, we indicated in our Form 8-K/A that we filed on April 11, 2005, that we would file the requisite financial information within 75 days from the acquisition of Eastpark.  In addition, we indicated in the aforementioned Form 8-K/A that we filed on May 17, 2005, that we would include Shelby 18 in the requisite information.  Accordingly, we are filing this Form 8-K/A to include the requisite financial information for Memphis I. Due to the non-related party nature of this transaction, we are only providing an audited statement for the year ended December 31, 2004. We are not aware of any material factors relating to this acquisition which would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Memphis I:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2004

Notes to Financial Statement

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of December 31, 2004 (Unaudited)

Notes to Pro Forma Consolidated Balance Sheet (Unaudited)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 (Unaudited)

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

(c) Exhibits:

Exhibit Number	Exhibit Title

23.1	Consent of Independent Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

June 1, 2005
	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statement of revenues and certain expenses of Memphis I for the year ended December 31, 2004.  This financial statement is the responsibility of Memphis I’s management.  Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1.  The presentation is not intended to be a complete presentation of Memphis I’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Memphis I for the year ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

May 13, 2005
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Memphis I

Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2004

Revenues
Rental income	$10,365,336
Other revenues	1,826,992
Total revenues	$12,192,328

Certain expenses
Real estate taxes	$705,316
Operating expenses	709,325
Insurance	275,950
Management fees	160,490
Total certain expenses	$1,851,081

Excess of revenues over certain expenses	$10,341,247

The accompanying notes are an integral part of this financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Statement of Revenues and Certain Expenses

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statement of revenues and certain expenses reflects the operations of Memphis I for the year ended December 31, 2004.  Memphis I is located in Memphis, Tennessee and comprises 3,641,012 aggregate rentable square feet.  As of December 31, 2004, Memphis I had an occupancy percentage of 100%.

Memphis I was acquired by Dividend Capital Trust Inc. (the “Company”) from an unrelated party during the period beginning on February 2, 2005, and ending on May 13, 2005, for a total expected investment of approximately $132.7 million (which includes an acquisition fee of $1.3 million paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company’s public offerings and the assumption of four existing non-recourse mortgage loans.

The accounting records of Memphis I are maintained on the accrual basis.  The accompanying statement of revenues and certain expenses was prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Memphis I.  This statement is not intended to be a complete presentation of Memphis I’s revenues and expenses.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Memphis, Tennessee region as well as general overall economic conditions.

Note 2 - Operating Lease

Memphis I’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases.  Memphis I records rental revenue for the full term of the lease on a straight-line basis.  In the case where the minimum rental payments increase over the life of the lease, Memphis I records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received.  This accounting treatment resulted in an increase in rental revenue of $1,665,324 for the year ended December 31, 2004.

Future minimum lease payments due under these leases for the next five years as of December 31, 2004, are as follows:

Year Ending December 31,
2005	$10,697,050
2006	8,918,874
2007	7,588,324
2008	7,303,689
2009	7,376,229
Thereafter	18,112,893

$59,997,059

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statement of revenues and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2004, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2004 Revenues	% of Future Minimum Revenues
Technicolor Videocassette Inc.	Video Equipment Service Provider and Manufacturer	May 2006 & September 2014	39.7%	44.9%

United Stationers Supply Co.	Wholesale Distributor of Business Products	June 2010	18.9%	18.9%

Toys “R” Us	Toy Manufacturer	May 2012	14.2%	19.5%

DIVIDEND CAPITAL TRUST INC.

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to the Technicolor II, Shelby 4, Shelby 5, Shelby 18, Shelby 19, Eastpark I and Eastpark II distribution facilities (collectively, “Memphis I”).  Dividend Capital Trust Inc. (the “Company”) acquired each of these facilities from an unrelated third party during the period beginning on February 2, 2005, and ending on May 13, 2005, and for which this Form 8-K/A is being filed.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of December 31, 2004, as adjusted for acquisitions made subsequent to December 31, 2004, the issuance of the Company’s common stock and the assumption of debt subsequent to December 31, 2004, as if these transactions had occurred on December 31, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2004, combines the historical operations of the Company with (i) the incremental effect of properties acquired during 2004, (ii) the historical operations of properties acquired subsequent to December 31, 2004, (iii) the issuance and assumption of debt and (iv) the issuance of the Company’s common stock, as if these transactions had occurred on January 1, 2004.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission, including its 2004 Annual Report on Form 10-K filed on March 16, 2005.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Balance Sheet

For the Year Ended December 31, 2004

(Unaudited)

				Other
	DCT			Pro Forma		Pro Forma
	Historical (1)	Acquisitions		Adjustments		Consolidated

Assets
Investment in real estate, net	$732,201,533	$221,201,190	(2)	$—		$953,402,723
Cash and cash equivalents	23,520,267	(94,635,727	)(2)	181,020,060	(3)	109,904,600
Other assets, net	29,086,470	—		—		29,086,470

Total Assets	$784,808,270	$126,565,463		$181,020,060		$1,092,393,793

Liabilities and Stockholders' Equity
Mortgage note	$142,754,768	$123,507,183	(2)	$—		$266,261,951
Line of credit	4,000	—		—		4,000
Financing obligation	32,394,877	—		—		32,394,877
Accounts payable and other liabilities	28,439,822	3,058,280	(2)	—		31,498,102

Total Liabilities	203,593,467	126,565,463		—		330,158,930

Minority Interest	1,000	—		—		1,000

Shareholders’ Equity:
Common stock	581,213,803	—		181,020,060	(3)	762,233,863

Total Shareholders’ Equity	581,213,803	—		181,020,060		762,233,863

Total Liabilities and Shareholders’ Equity	$784,808,270	$126,565,463		$181,020,060		$1,092,393,793

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)                                  Reflects the historical consolidated balance sheet of the Company as of December 31, 2004.  Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

(2)                                  Reflects the acquisition of properties acquired subsequent to December 31, 2004.  These properties were acquired using net proceeds from the Company’s public offerings and debt. The total cost of these properties, including acquisition costs and acquisition fees paid to an affiliate, was approximately $221.2 million.

(3)                                  A certain amount of capital was raised through the Company’s public offering subsequent to December 31, 2004, which was used to fund the acquisition of properties subsequent to December 31, 2004.  As such, the net proceeds from the shares that were sold subsequent to December 31, 2004, through May 13, 2005, the date of the latest acquisition are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares Sold Subsequent to December 31, 2004, through May 13, 2005	19,155,562
Gross Proceeds	$201,133,400
Less Selling Costs	20,113,340
Net Proceeds	$181,020,060

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(Unaudited)

						Other
	DCT	2004		2005		Pro Forma		Pro Forma
	Historical (1)	Acquisitions		Acquisitions		Adjustments		Consolidated

REVENUE:
Rental revenue	$35,553,182	$34,981,573	(2)	$20,261,536	(5)	$(937,250	)(8)	$89,859,041
Total Income	35,553,182	34,981,573		20,261,536		(937,250)		89,859,041

EXPENSES:
Other Operating Expenses	7,204,725	8,690,211	(2)	3,532,719	(5)	—		19,427,655
Depreciation & amortization	19,273,357	26,719,067	(3)	13,736,657	(6)	—		59,729,081
Interest expense	5,977,888	1,210,602	(4)	9,605,450	(4)	—		16,793,940
General and administrative expenses	2,371,591	—		—		—		2,371,591
Asset management fees, related party	1,525,194	2,804,196	(7)	1,636,072	(7)	—		5,965,462
Total Operating Expenses	36,352,755	39,424,076		28,510,898		—		104,287,729

Other Income:
Gain on Hedging Activities	544,561	—		—		—		544,561

NET INCOME (LOSS)	$(255,012)	$(4,442,503)		$(8,249,362)		$(937,250)		$(13,884,127)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	37,907,838	—		—		48,967,607		86,875,445	(9)

Diluted	37,927,838	—		—		48,967,607		86,895,445	(9)

NET INCOME (LOSS) PER COMMON SHARE	$(0.01)							$(0.16)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(Unaudited)

(1)                                  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2004.  Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

(2)                                  The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2004, for the year ended December 31, 2004, based on the respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Eastgate Distribution Center III	3/19/2004	$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004	333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004	534,002	85,462	448,540
BBR Properties	6/03/2004	2,447,412	766,857	1,680,555
Parkwest / Mid-South	6/08/2004 / 6/29/2004	2,511,255	355,173	2,156,082
Eagles Landing / South Creek	6/08/2004	1,552,298	292,941	1,259,357
Memphis TradeCenter	6/22/2004	1,025,489	119,448	906,041
Trade Pointe III	9/28/2004	607,866	86,315	521,551
Interpark 70	9/30/2004	612,891	175,901	436,990
RN Portfolio	10/01/2004	17,253,271	5,040,835	12,212,436
Cypress	10/22/2004	1,379,465	360,777	1,018,688
Bayside Distribution Center	11/03/2004	1,745,670	362,145	1,383,525
Norcross	11/05/2004	723,808	198,836	524,972
Sky Harbor Distribution Center	11/24/2004	971,172	269,472	701,700
C&L	12/03/2004	594,029	—	594,029
Foothill Business Center	12/09/2004	2,241,633	422,714	1,818,919
Total		$34,981,573	$8,690,211	$26,291,362

The properties above were acquired with the net proceeds raised from the Company’s public offerings and the assumption of debt.

(3)                                  The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for those properties acquired during 2004. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization

Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	488,283
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	1,618,547
Parkwest / Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	1,496,997
Eagles Landing / South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	1,053,134
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	528,777
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	298,852
Interpark 70	9/30/2004	1,383,117	7,566,005	8,949,122	586,898
RN Portfolio	10/01/2004	39,512,385	198,963,568	238,475,953	14,334,833
Cypress	10/22/2004	2,627,100	13,054,660	15,681,760	1,101,566
Bayside Distribution Center	11/03/2004	6,874,740	15,253,898	22,128,638	761,347
Norcross	11/05/2004	2,817,450	14,891,476	17,708,926	965,612
Sky Harbor Distribution Center	11/24/2004	2,534,310	7,597,086	10,131,396	558,445
C&L	12/03/2004	2,408,700	16,607,757	19,016,457	1,116,665
Foothill Business Center	12/09/2004	13,314,550	9,111 995	22,426,545	1,486,104
Total		$96,229,704	$491,296,802	$587,526,506	$26,719,067

(4)                                  The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2004, and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$4,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 5.25% as of December 31, 2004).	$158
$221,988,901	Secured, non-recourse debt including premium, net	Annual interest rate varying from 4.4% to 7.4%	$10,815,894

		Total	$10,816,052

(5)                                  The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2005, for the year ended December 31, 2004, based on the respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Wicke’s Distribution Center	1/05/2005	$1,364,081	$162,817	$1,201,264
Iron Run Corporate Center	3/21/2005	479,280	97,567	381,713
Miami Service Center	4/7/2005	552,590	223,846	328,744
Delta Portfolio	4/12/2005	4,358,121	869,953	3,488,168
Miami Commerce Center	4/13/2005	1,315,136	327,455	987,681
Memphis I	2/02/2005 thru 5/13/2005	12,192,328	1,851,081	10,341,247
Total		$20,261,536	$3,532,719	$16,728,817

The properties above were acquired with net proceeds raised from the Company’s public offerings and debt.

(6)                                  The following table sets forth the initial allocation of land and building and other costs based on the purchase price allocation of those properties acquired during 2005. This table also reflects the estimated incremental depreciation and amortization for the 2005 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Wicke’s Distribution Center	1/05/2005	$3,190,980	$18,535,450	$21,726,430	$1,384,721
Iron Run Corporate Center	3/21/2005	1,530,796	3,667,495	5,198,291	340,560
Miami Service Center	4/7/2005	785,905	4,223,823	5,009,728	258,161
Delta Portfolio	4/12/2005	6,846,702	36,797,386	43,644,088	2,249,063
Miami Commerce Center	4/13/2005	2,026,600	10,891,897	12,918,497	665,715
Memphis I	2/02/2005 thru 5/13/2005	19,095,348	113,608,808	132,704,156	8,838,437
Total		$33,476,331	$187,724,859	$221,201,190	$13,736,657

(7)                                  The Company has entered into an Advisory Agreement with Dividend Capital Advisors LLC, an affiliate, pursuant to which the Company is required to pay an asset management fee equal to 0.75% per annum of the total undepreciated cost of its properties.  This amount represents the pro forma adjustment for such fee pursuant to the Advisory Agreement.

(8)                                  This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS No. 141.

(9)                                  For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the date of latest acquisition, May 13, 2005, have been outstanding since January 1, 2004.